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                                                                   EXHIBIT 10.34



                     MUTUAL RELEASE AND SETTLEMENT AGREEMENT

        This MUTUAL RELEASE AND SETTLEMENT AGREEMENT ("Agreement"), dated as of December 28, 2000 (the "Effective Date"), is entered into by and among North Star Enterprises, LLC, a California Limited Liability Company, North Star Telecom, LLC, a California Limited Liability Company, and all subsidiaries and entities owned by and/or related to either of said North Star companies, on the one hand ("North Star" or "Purchaser"), and Micro General Corporation, a Delaware corporation ("MGEN" or "Seller"), LD Exchange.com, Inc., a Delaware corporation ("LDX"), and ACS Systems, Inc., a Delaware corporation ("ACS"), on the other hand. In addition, this Agreement is expressly made for the benefit of Michael Kest, an individual, Kest Children's Trust, SCKG Company, LLC, a California Limited Liability Company, Robert S. Manns, an individual, RSM Trust I, Betty Gail Howard, an individual, and DLH Trust ("Third Party Beneficiaries"). North Star, MGEN, LDX, ACS shall each be referred to herein as a Party and shall be referred to collectively herein as the Parties.

                                R E C I T A L S:

        WHEREAS, North Star, MGEN and ACS entered into that certain Stock Purchase Agreement ("Stock Purchase Agreement"), dated as of May 5, 2000, pursuant to which North Star was to acquire all of the issued and outstanding capital stock in LDX, as well as the telecommunications business of ACS ("ACS Telecom"); and

        WHEREAS, North Star, MGEN and ACS entered into that certain Management Agreement ("Management Agreement"), dated as of May 5, 2000, regarding the management responsibility for LDX; and

        WHEREAS, the parties have concluded that their interests are best served by terminating both the Stock Purchase Agreement and the Management Agreement, and desire to amicably resolve all issues related thereto;

        NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, representations and undertakings set forth herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1.      TERMINATIONS.

        1.1 The Stock Purchase Agreement is hereby terminated effective immediately by the mutual agreement of the Parties and as is provided in Paragraph 11.1 thereof.

        1.2 The Management Agreement is hereby terminated, effective immediately, by the mutual agreement of the Parties and automatically terminated upon termination of the Stock Purchase Agreement, as is provided in Paragraph 6.1 (i) thereof.

2.      PAYMENTS

        2.1 Funds held in escrow pursuant to Paragraph 2.1 of the Stock Purchase Agreement will be released immediately to MGEN. North Star will take immediate action to implement such release by having an appropriate representative of North Star make contact with the escrow agent and issuing instructions to release such funds to MGEN on or before December 29, 2000.

        2.2 North Star will pay to MGEN the sum of Fifty Thousand dollars ($50,000) cash, on or before December 29, 2000.

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3.      RELEASES

        3.1 Upon the execution hereof, the Parties hereby release and discharge one another, their shareholders, officers, affiliates, subsidiaries, directors, attorneys, employees, agents, heirs, family members, executors, representatives (legal or otherwise), insurers, administrators, successors and assigns (legal or otherwise) as well as the Third Party Beneficiaries and their trustees from any and all actions, causes of action, suits, debts, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, claims and demands whatsoever which they, their partners, directors, financial manager, employees, agents, executors, representatives (legal or otherwise), administrators, successors and assigns, and any parent, subsidiary or affiliated entity or person, past, present or future, or any of them, if any, ever had, now have or hereafter can, shall or may have against one another, of any type, nature or description which in any way arise out of, are related to, or are connected with the Stock Purchase Agreement, Management Agreement, and/or the performance or conduct thereof, including, without limitation, any fees or payments due or that may become due thereunder. With respect to the matters herein described as the subject of release, each and all the Parties hereby waive and relinquish any and all rights that they may have under the provisions of Section 1542 of the California Civil Code, which provides:

                      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

                      IT IS UNDERSTOOD AND AGREED BY EACH AND ALL OF PARTIES HERETO THAT IF THE FACTS OR LAW WITH RESPECT TO WHICH THE FOREGOING RELEASE IS GIVEN HEREAFTER TURN OUT TO BE OTHER THAN OR DIFFERENT FROM THE FACTS OR LAW IN THAT CONNECTION NOT KNOWN TO BE OR BELIEVED BY ANY SUCH PARTY TO BE TRUE, THEN EACH AND ALL PARTIES HERETO EXPRESSLY ASSUMES THE RISK OF THE FACTS OR LAW TURNING OUT TO BE SO DIFFERENT, AND EACH AND ALL PARTIES AGREES THAT THE FOREGOING RELEASE SHALL BE IN ALL RESPECTS EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BASED UPON SUCH DIFFERENCES IN FACT OR LAW.

4.      GENERAL

        4.1    Authorization of Transaction.

               (a) MGEN, ACS and LDX represent and warrant as follows: MGEN, ACS and LDX each has the capacity and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of MGEN, ACS and LDX, enforceable in accordance with its respective terms

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               and conditions. Joseph E. Root is the duly elected Secretary of each of MGEN, ACS and LDX and has full authority to execute this Agreement.

               (b) North Star represents and warrants as follows: North Star has the capacity and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of North Star, enforceable in accordance with its respective terms and conditions. Michael Kest is a member of each North Star entity and has full authority to execute this Agreement.

        4.2 Consent to Amendments. The provisions of this Agreement may be amended or waived only by a written Agreement executed and delivered by the Seller and the Purchaser. No other course of dealing between the Parties to this Agreement or any delay in exercising any rights hereunder will operate as a waiver of any rights of such parties.

        4.3 Successors and Assigns. All covenants and Agreements contained in this Agreement by or on behalf of any of the parties hereto or thereto will be binding upon and enforceable against the respective successors and assigns of such Party and will be enforceable by and will inure to the benefit of the respective successors and permitted assigns of such Party.

        4.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be deemed to be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement, so long as such interpretation is consistent with the spirit and intent of this Agreement.

        4.5 Counterparts. This Agreement may be executed simultaneously in two (2) or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same Agreement.

        4.6 Governing law. All questions concerning the construction, validity and interpretation of this agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of California.

IN WITNESS WHEREOF, the parties hereto have executed and deliver this Agreement on the date first written above.



MICRO GENERAL CORPORATION             ACS SYSTEMS, INC.


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By:  Joseph E. Root                    By:  Joseph E. Root
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Its:  Secretary                       Its:  Secretary



LD Exchange.com, Inc.


By:  Joseph E. Root

Its: Secretary



NORTH STAR ENTERPRISES, LLC            NORTH STAR TELECOM, LLC
A Calif. Limited Liability Company     A Calif. Limited Liability Company



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By:  Michael Kest, Member              By:  Michael Kest, Manager